Exhibit 99.1

LD Micro Presentation December 2016 OTCQX: ZDPY

LD Micro Presentation This presentation release contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on these forward - looking statements. Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting the Company's business including, increased competition; the ability of the Company to expand its operations through either acquisitions or internal growth, to attract and retain qualified professionals, and to expand commercial relationships; general economic conditions; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. Forward - looking Statements OTCQX: ZDPY 2 December 2016

LD Micro Presentation Zoned Properties Mission Statement • Zoned Properties is a strategic real estate development firm with the primary mission of identifying, developing, and leasing sophisticated, safe, and sustainable properties in emerging industries. • Strongly focused on projects in the licensed marijuana sector • Revenue from Long - term, Investment - grade, Triple - Net Leasing • Portfolio focus on risk - mitigating development strategy OTCQX: ZDPY 3 December 2016

LD Micro Presentation Creating the Standard for Property Development OTCQX: ZDPY 4 • Identifying • Developing • Leasing • Sophistication • Safety • Sustainability December 2016 OTCQX: ZDPY

OTCQX: ZDPY 5 LD Micro Presentation Current Property Portfolio • Medical Marijuana Business Park • Approved Zoning through City of Tempe • 60,000 square feet of building space • 2 tenants under lease for existing and future development of the building • 47.6 Acres of property, 11 acres developed & 25,000 square feet leased for Licensed Medical Marijuana Cultivator • 20,000 additional square feet building space under development for lease • Includes significant water rights 2,386,468 Acquired Square Feet 6 Properties Tempe, AZ (410) Gilbert, AZ Tempe, AZ (422) Chino Valley, AZ • 22,355 square feet of building space • 100% leased to a non - marijuana tenant that manufactures medical equipment • Leased for a 5 - year term ending 2020 • Currently vacant land • Zoned for Medical Marijuana Dispensary and can be developed as such in future once licensed operator is put in place. 5 Kingman, AZ Green Valley, AZ • 1,440 square feet of building space • Currently leased to Medical Marijuana Dispensary over a 10 - year term • Area is dense with retirement communities • Located in Mohave County by well - traveled I - 40 Highway • 1,497 square feet remodeled and leased to a Medical Marijuana Dispensary operator • Own 2 vacant lots adjacent to the dispensary building for future expansion December 2016

LD Micro Presentation Licensed Marijuana Property Portfolio 101,736 Rentable Square Feet 4 Properties OTCQX: ZDPY 6 • Medical Marijuana Business Park • Approved zoning through City of Tempe • 60,000 square feet of building space • 2 tenants under lease for existing and future development of the building • 47.6 acres of property, 11 acres developed & 25,000 square feet leased for Licensed Medical Marijuana Cultivator • 20,000 additional square feet building space under development for lease • Includes significant water rights Tempe, AZ (410) Chino Valley, AZ Kingman, AZ Green Valley, AZ • 1,440 square feet of building space • Currently leased to Medical Marijuana Dispensary over a 10 - year term • Area is dense with retirement communities • Located in Mohave County by well - traveled I - 40 Highway • 1,497 square feet remodeled and leased to a Medical Marijuana Dispensary operator • Own 2 vacant lots adjacent to the dispensary building for future expansion December 2016

OTCQX: ZDPY 7 LD Micro Presentation Property Development Projects 141,736 Rentable Square Feet 3 Properties Parachute, CO • 35 acres potential development for phased expansion and construction • Medical Marijuana Development • 5 - Year Vested Rights for Development • Located Directly off I - 70 Highway 7 • Medical Marijuana Business Park • Approved zoning City of Tempe • 60,000 square feet of space • 2 tenants under lease for existing and future development $ 1,920,000 potential annual rental revenue from development • 47.6 acres of property, 11 acres developed & 25,000 square feet leased for Licensed Medical Marijuana Cultivator • 20,000 additional square feet building space under development for lease • Includes significant water rights Tempe, AZ (410) Chino Valley, AZ December 2016

$0.26 $0.85 $1.86 Purchase Price 2015 Appraised Value 2016 Appraised Value $ in millions LD Micro Presentation Increasing Value of Acquired Properties OTCQX: ZDPY 8 Tempe Property (Cultivation) Kingman Property (Retail) Improving acquired properties to generate reliable revenue streams and increase property values Former medical office remodeled and zoned to meet requirements for a medical marijuana dispensary. Leased to a licensed operator for 10 - year term. Future home to Arizona’s first Medical Marijuana Business Park. Leased to a licensed operator for 15 - year term. $4.60 $8.90 $12.10 Purchase Price 2015 Appraised Value 2016 Appraised Value $ in millions December 2016

LD Micro Presentation Zoned Lease Structure Triple Net Lease (NNN) Collateral, security deposits, personal guarantee required Triple Set Design (SSS) TM OTCQX: ZDPY 9 Zoned will NOT take ownership or security in marijuana license December 2016

LD Micro Presentation OTCQX: ZDPY 10 December 2016

LD Micro Presentation Zoned Real Estate Services & Consulting OTCQX: ZDPY We work with property owners to fully understand their real estate development needs; utilizing emerging industry expertise to complete the identification, development, and leasing of sophisticated, safe, and sustainable properties. 11 December 2016

LD Micro Presentation Development of Buildings & Utilities OTCQX: ZDPY 12 Collaborative design and development elicits exceptional returns on an investment portfolio. The process requires sophisticated implementation of large - scale utilities including water and power. December 2016

LD Micro Presentation Summary Statement of Operations 9 Months Ended September 30, 2016 (Unaudited) 9 Months Ended September 30, 2015 (Unaudited) Year Ended December 31, 2015 (Audited) Year Ended December 31, 2014 (Audited) Total revenues (including related party revenues) $1,291 $923 $1,395 $468 Operating expense $1,455 $1,900 $2,542 $5,948 Interest expense $144 $145 $193 $144 Interest expense – related party $26 $26 $35 $158 Net loss $336 $1,145 $1,372 $5,740 OTC: ZDPY 13 $ in thousands December 2016

LD Micro Presentation Summary Balance Sheet (At September 30, 2016) September 30 , 2016 (unaudited) December 31, 2015 Cash $0.610 $1.281 Rental Properties, net $ 7.715 $7.225 Total Debt $3.100 $3.100 Total Liabilities $ 3.490 $3.348 Total Shareholders’ Equity $ 5.969 $5.741 $6.0 $3.5 $9.5 Total Shareholders' Equity Total Liabilities Total Assets OTCQX: ZDPY 14 $ in millions, unaudited $ in millions December 2016

LD Micro Presentation Capital Structure Book Value of Total Capital (as of September 30, 2016) $9.1M 1 Total Capital 66% Book Value of Equity 34% Total Debt $44.4M Total Capital 93% Market Value of Equity 7% Total Debt Market Value of Total Capital (as of November 29, 2016) OTCQX: ZDPY 15 $ in millions 1 $3.1M of Debt + $6.0M of Stockholders’ Equity = $9.1M Total Capital December 2016

LD Micro Presentation Executive Leadership OTCQX: ZDPY 16 Bryan McLaren President & Chief Executive Officer Adam Wasserman Chief Financial Officer Management Board of Directors Bryan McLaren Chairman Alex McLaren Director Art Friedman Director Irvin Rosenfeld Director December 2016 Dave Honaman Director

LD Micro Presentation Executive Management OTCQX: ZDPY 17 Bryan McLaren President & Chief Executive Officer Mr . McLaren has a strong professional background in the social, economic, and environmental development of complex business organizations . For more than a decade he has worked to implement programs for corporate and community organizations . McLaren holds a Bachelors of Business Administration and Ethical Studies from the University of San Diego, a Masters of Sustainable Development from Northern Arizona University, an Executive Masters in Business Leadership from Arizona State University, and an MBA from Marylhurst University . Prior to joining Zoned Properties, McLaren worked as a Sustainability Consultant for Waste Management where he led the strategic development and operational implementation of programs for Higher Education . McLaren has also worked as a Manager in the Higher Education industry and has been appointed as a City Sustainability Commissioner . Adam Wasserman Chief Financial Officer Mr . Wasserman has served as the chief financial officer of a number of private and publicly held companies . From 1991 to 1999 , Mr . Wasserman was a Senior Audit Manager at American Express Tax and Business Services, where his responsibilities included supervising, training and evaluating senior accounting staff members, work paper review, auditing, maintaining client relations, preparation of tax returns and financial statements . Mr . Wasserman was employed by Deloitte & Touche , LLP where his assignments included Securities and Exchange Commission reporting, tax preparation and planning, management consulting, systems design, staff instruction and recruiting . Mr . Wasserman is a member of the American Institute of Certified Public Accountants . December 2016

LD Micro Presentation Investment Highlights • Strategic real estate development company with high, premium rent per square foot ($32 - $40 per square foot) , investment grade leases, average lease term of 15 years and a significant backlog of development projects and potential tenants in the licensed marijuana industry • Uniquely positioned to benefit from growth in the licensed marijuana sector while minimizing exposure to risk • Solid balance sheet with $ 9.5M 1 in assets and $ 3.5M 1 in liabilities at September 30, 2016 • Experienced management team • Tight capital structure with 17.2 million shares outstanding, no warrants, 1.25 million options and 200,000 shares issuable upon conversion of convertible debt OTCQX: ZDPY 18 December 2016 1 - Unaudited

LD Micro Presentation For More Information OTCQX: ZDPY 19 Company Contact Bryan McLaren , Chairman

& CEO Zoned Properties, Inc . Scottsdale, AZ Tel 877.360.8839 | www.zonedproperties.com Investor Relations Brett Maas , Managing Partner Hayden IR Tel 646.536.7331 | www.haydenir.com December 2016